UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 14, 2025

SunLink Health Systems, Inc.

(Exact Name of Registrant as Specified in its Charter)

Georgia	001-12607	31-0621189
(State or Other Jurisdiction of	(Commission	(I.R.S. Employer
Incorporation)	File Number)	Identification No.)

900 Circle 75 Parkway

Suite 690

Atlanta, Georgia 30339

(Address of Principal Executive Offices, and Zip Code)

(770) 933-7000

(Registrant’s telephone number, including area code)

Not applicable.

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares without par value	SSY	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

Effective August 14, 2025 (the “Closing Date”), SunLink Health Systems, Inc., a Georgia corporation (“SunLink”), completed its previously announced merger with Regional Health Properties, Inc., a Georgia corporation (“Regional”), pursuant to that certain Amended and Restated Agreement and Plan of Merger, dated as of April 14, 2025, by and between SunLink and Regional (the “Original Merger Agreement”), as amended by that certain Amendment to Amended and Restated Agreement and Plan of Merger, dated as of June 22, 2025, by and between SunLink and Regional (the “Merger Agreement Amendment”) (the Original Merger Agreement, as amended by the Merger Agreement Amendment, the “Merger Agreement”).

Pursuant to the Merger Agreement, on the Closing Date, SunLink merged with and into Regional, with Regional continuing as the surviving corporation (the “merger”).

Item 2.01	Completion of Acquisition or Disposition of Assets

Effective as of the Closing Date, SunLink completed its previously announced merger with Regional pursuant to the Merger Agreement. Pursuant to the Merger Agreement, on the Closing Date, SunLink merged with and into Regional, with Regional continuing as the surviving corporation.

Pursuant to the Merger Agreement, at the effective time of the merger on the Closing Date (the “Effective Time”), each five shares of common stock, no par value per share, of SunLink (“SunLink common stock”) issued and outstanding immediately prior to the Effective Time (other than excluded shares (as defined in the Merger Agreement)) were converted into the right to receive: (i) 1.1330 validly issued, fully paid and nonassessable shares of Regional common stock; and (ii) one validly issued, fully paid and nonassessable share of Regional Series D 8% Cumulative Convertible Redeemable Participating Preferred Shares, no par value per share (“Regional Series D preferred stock”). Holders of SunLink common stock will receive cash (without interest) in lieu of fractional shares of Regional common stock or Regional Series D preferred stock in accordance with the terms of the Merger Agreement. The total aggregate consideration payable in the merger was approximately 1,595,400 shares of Regional common stock and approximately 1,408,120 shares of Regional Series D preferred stock. Descriptions of the Regional common stock and the Regional Series D preferred stock were previously included in the Joint Proxy Statement/Prospectus filed by SunLink with the Securities and Exchange Commission (the “SEC”) on June 25, 2025, and are incorporated into this Item 2.01 by reference.

The foregoing descriptions of the merger and the Merger Agreement do not purport to be complete and are qualified in their entirety by reference to the Original Merger Agreement and the Merger Agreement Amendment, copies of which are filed as Exhibit 2.1 and Exhibit 2.2, respectively, to this Current Report on Form 8-K and incorporated into this Item 2.01 by reference.

The information set forth in the Explanatory Note of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

SunLink notified the NYSE American LLC (“NYSE American”) that the merger would be effective at 5:00 p.m., Eastern Time, on August 14, 2025. It is anticipated that, on or about August 15, 2025, the NYSE American will file with the SEC a Notification of Removal from Listing and/or Registration Under Section 12(b) of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), on Form 25 to remove the SunLink common stock from listing on the NYSE American and withdraw the registration of the SunLink common stock under Section 12(b) of the Exchange Act.

Following the effectiveness of such Form 25, SunLink (or Regional, as its successor by merger) intends to file with the SEC certifications on Form 15 under the Exchange Act requesting that the shares of SunLink common stock be deregistered and that SunLink’s reporting obligations under Sections 13 and 15(d) of the Exchange Act be suspended.

The information set forth in the Explanatory Note and Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.03	Material Modification to Rights of Security Holders

At the Effective Time, shareholders of SunLink ceased to have any rights as shareholders of SunLink other than the right to receive the merger consideration in accordance with the Merger Agreement.

The information set forth in the Explanatory Note, Item 2.01, Item 3.01 and Item 5.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.01	Changes in Control of Registrant

At the Effective Time, SunLink merged with and into Regional and, accordingly, a change in control of SunLink occurred.

The information set forth in the Explanatory Note, Item 2.01, Item 3.01 and Item 3.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Pursuant to the terms of the Merger Agreement, as of the Effective Time:

(i)	Robert M. Thornton, Jr., Dr. Steven J. Baileys, Gene E. Burleson, C. Michael Ford and Mark J. Stockslager resigned as members of the board of directors of SunLink, and from all committees of such board on which they served. Such resignations were not the result, in whole or in part, of any disagreement with SunLink or SunLink’s management;

(ii)	(a) Robert M. Thornton, Jr., resigned as the President and Chief Executive Officer of Sunlink; (b) Mark J. Stockslager resigned as the Chief Financial Officer and Principal Accounting Officer of SunLink; and (c) Sheila Brockman resigned as Vice President of SunLink and Chief Executive Officer of Southern Health Corporation of Houston, Inc.; and

(iii)	Robert M. Thornton, Jr.: (a) waived and released any and all rights under that certain Amended and Restated Employment Agreement, dated July 1, 2005, by and among SunLink, SunLink Healthcare, LLC and Mr. Thornton (the “Employment Agreement”), including, but not limited to (x) the right to receive salary, benefits, bonuses, or other compensation from SunLink or SunLink Healthcare, LLC, (y) any and all severance and change of control benefits, whether arising prior to, after, in connection with or as a result of the merger, and (z) any right to bring a claim for breach of the Employment Agreement; and (b) agreed that the Employment Agreement shall be deemed terminated and of no further effect with respect to any rights to compensation, severance or change in control benefits.

The information set forth in the Explanatory Note and Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 8.01	Other Events

On August 14, 2025, Regional issued a press release announcing the completion of the merger, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
2.1*	Amended and Restated Agreement and Plan of Merger, by and between Regional Health Properties, Inc. and SunLink Health Systems, Inc., dated as of April 14, 2025 (incorporated by reference to Exhibit 2.1 to SunLink’s Current Report on Form 8-K filed with the SEC on April 18, 2025).

2.2	Amendment to Amended and Restated Agreement and Plan of Merger, dated as of June 22, 2025, by and between Regional Health Properties, Inc. and SunLink Health Systems, Inc. (incorporated by reference to Exhibit 2.1 to SunLink’s Current Report on Form 8-K filed with the SEC on June 23, 2025).

99.1	Press Release, dated August 14, 2025.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

* Certain schedules omitted pursuant to Item 601(b)(2) of Regulation S-K. SunLink agrees to furnish supplementally a copy of any omitted schedule to the SEC upon request; provided, however, that SunLink may request confidential treatment pursuant to Rule 24b-2 of the Exchange Act for any schedules or exhibits so furnished.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNLINK HEALTH SYSTEMS, INC.

By: Regional Health Properties, Inc., its successor

Date: August 14, 2025	/s/ Brent Morrison
Brent Morrison
Chief Executive Officer and President